                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8 - K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): October 3, 2001
                               (October 1, 2001)



                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



                1-983                                   25-0687210
      (Commission File Number)                (IRS Employer Identification No.)


4100 Edison Lakes Parkway, Mishawaka, IN                46545-3440
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:   219-273-7000

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

National Steel Corporation issued a press release on October 1, 2001 announcing a new credit facility. A copy of this press release is attached hereto as
Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1     Press release dated October 1, 2001.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NATIONAL STEEL CORPORATION

Date: October 3, 2001                        By:  /s/ Kirk A. Sobecki
                                                 ---------------------------
                                                 Kirk A. Sobecki
                                                 Corporate Controller
                                                 (Chief Accounting Officer)